Exhibit 99.1
Strive, Inc. Announces Third Quarter 2026 Financial Results
DALLAS, TX—(GLOBE NEWSWIRE)—November 6, 2026 - Strive, Inc. (Nasdaq: ASST; SATA; SATS) (“Strive” or the
“Company”) today announced its financial results for the third quarter ended September 30, 2026.
Key Highlights:
▪Acquired a total of 8,136 bitcoin during the third quarter ended September 30, 2026 and 20,373 bitcoin during the nine months ended September 30, 2026.
▪Acquired an additional 15,124 bitcoin during the period from October 1, 2026 through October 30, 2026.
▪Achieved the following Bitcoin accumulation results:

QTD Q3 2026:
BTC Yield %	18.5%
BTC Gain per ADSO	4,336.11
BTC $ Gain per ADSO	$3.62

YTD Q3 2026:
BTC Yield %	63.2%
BTC Gain per ADSO	10,764.11
BTC $ Gain per ADSO	$9.00

October 1, 2026 through October 30, 2026:
BTC Yield %	19.3%
BTC Gain per ADSO	5,359.93
BTC $ Gain per ADSO	$4.11
▪As of October 30, 2026, Strive's cash and cash equivalents totaled $490.4 million and our position in Variable Rate Series
A Perpetual Preferred Stock of Strategy Inc. ("STRC Stock") had a fair value of $50.1 million. Strive had 118,117,620 and 9,213,489 shares of Class A common stock and Class B common stock, respectively, and 14,030,176 and 7,003,418 shares of Variable Rate Series A Perpetual Preferred Stock ("SATA Stock") and 15.00% Series A Perpetual SATS
Preferred Stock ("SATS Stock"), respectively, outstanding as of October 30, 2026.
▪On October 20, 2026, completed a registered public offering of 7,000,000 shares of its SATS Stock, for net proceeds of approximately $609.0 million, after deducting the underwriting discounts and commissions. The SATS Stock is listed for trading on the Nasdaq Global Market under the symbol “SATS.”
▪GAAP net income of $509.0 million for the three months ended September 30, 2026. Net income per common share for the same period was $5.24 on a fully diluted basis.
▪Non-GAAP adjusted net income attributable to common stockholders1 of $494.6 million, or $5.46 per diluted common share1, for the three months ended September 30, 2026. Non-GAAP adjusted net income attributable to common stockholders subtracts non-recurring and non-cash items from GAAP net loss attributable to common stockholders.
▪As part of its overall investment strategy, the Company is evaluating various opportunities to leverage its balance sheet, including banking, brokerage, decentralized finance, reinsurance, structured ABS, and tokenization, among other opportunities, taking into account underwriting conditions, tax implications, regulatory considerations, alignment with its broader investment objectives, and other relevant factors.
"Strive has continued to successfully execute on its treasury management strategy, delivering a strong bitcoin yield year to date in
2026, which I believe is the primary driver of our common equity's outperformance relative to Bitcoin so far this year," said
Matthew Cole, Chairman & Chief Executive Officer of Strive, Inc. "With the recent issuance of SATS, we believe Strive has never been in a better position to generate long-term returns in excess of Bitcoin for our common equity shareholders."

(1) Non-GAAP adjusted net loss, non-GAAP adjusted net loss attributable to common stockholders, and non-GAAP adjusted net loss per diluted common share are non-GAAP measures. See page 5 for reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures.

STRIVE, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(in thousands, except share and per share data)

	September 30, 2026	December 31, 2025
	(unaudited)	(audited)
Assets:
Current assets:
Cash and cash equivalents	$285,405	$67,499
Investments in preferred equity, at fair value	50,172	—
Prepaid expenses	1,034	2,708
Other current assets	2,072	1,569
Total current assets	338,683	71,776
Digital assets, at fair value	2,340,192	668,486
Property and equipment, net	731	778
Intangible assets, net	321	355
Right-of-use lease assets	3,717	4,037
Other non-current assets	526	95
Total assets	$2,684,170	$745,527

Liabilities:
Current liabilities:
Compensation and benefits payable	$12,924	$164
Accounts payable and other liabilities	7,356	8,560
Dividends payable	14,022	2,053
Total current liabilities	34,302	10,777
Operating lease liabilities	3,218	3,512
Total liabilities	37,520	14,289

Mezzanine equity:
Variable Rate Series A Preferred Stock, $0.001 par value; 40,000,000 and 20,000,000 shares authorized, 12,940,621 and 2,012,729 shares issued and outstanding, $1.3 billion and $201.3 million liquidation preference as of September 30, 2026 and December 31, 2025, respectively	1,210,820	148,802
Total mezzanine equity	1,210,820	148,802

Stockholders’ equity:
Class A common stock, $0.001 par value; 22,200,000,000 shares authorized, 88,814,706 and 34,936,745 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	89	699
Class B common stock, $0.001 par value; 1,050,000,000 shares authorized, 9,198,036 and 9,776,540 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	9	196
Additional paid-in capital	1,998,157	1,055,595
Accumulated deficit	(562,425)	(474,054)
Total stockholders’ equity	1,435,830	582,436
Total liabilities, mezzanine equity, and stockholders' equity	$2,684,170	$745,527

STRIVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Successor		Predecessor
	Three Months Ended September 30, 2026	Period From September 12, 2025 to September 30, 2025	Period From July 1, 2025 to September 11, 2025
Revenues:
Investment advisory fees	$1,559	$246	$1,283
Medical device revenues	1,133	—	—
Other revenue	4	9	5
Total revenues	2,696	255	1,288

Operating expenses:
Fund management and administration	1,583	282	1,251
Employee compensation and benefits	15,633	18,720	3,151
General and administrative expense	6,669	445	871
Impairment of medical device research and development intangible asset	14,650	—	—
Marketing and advertising	86	18	68
Depreciation and amortization	78	12	43
Total operating expenses	38,699	19,477	5,384

Investment gains (losses):
Net unrealized gain (loss) on digital assets, at fair value	533,697	(10,133)	—
Net unrealized gain on investments in preferred equity, at fair value	8,833	—	—
Other investment gain	1,497	—	—
Other derivative loss	—	(14,731)	—
Total investment gains (losses)	544,027	(24,864)	—

Net operating income (loss)	508,024	(44,086)	(4,096)

Other income (expense):
Other income	1,008	68	10
Goodwill and intangible asset impairment	—	(140,785)	—
Transaction costs	—	(7,484)	(10,280)
Total other income (expense)	1,008	(148,201)	(10,270)

Net income (loss) before income taxes	509,032	(192,287)	(14,366)
Income tax benefit (expense)	—	—	—
Net income (loss)	$509,032	$(192,287)	$(14,366)
Dividends on preferred stock	(34,231)	—	—
Net income (loss) attributable to common stockholders	$474,801	$(192,287)	$(14,366)

Weighted average number of common shares outstanding:
Basic (1)	89,080,303	43,617,459	2,325,783
Diluted (1)	90,534,798	43,617,459	2,325,783

Net income (loss) per common share:
Basic (1)	$5.33	$(4.41)	$(6.18)
Diluted (1)	$5.24	$(4.41)	$(6.18)
(1) Basic and diluted earnings per common share for Class A and Class B common stock are the same.

STRIVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Successor		Predecessor
	Nine Months Ended September 30, 2026	Period From September 12, 2025 to September 30, 2025	Period From January 1, 2025 to September 11, 2025
	(unaudited)	(unaudited)	(audited)
Revenues:
Investment advisory fees	$4,418	$246	$4,187
Medical device revenues	3,891	—	—
Other revenue	88	9	35
Total revenues	8,397	255	4,222

Operating expenses:
Fund management and administration	4,496	282	4,250
Employee compensation and benefits	45,000	18,720	7,222
General and administrative expense	19,035	445	4,229
Impairment of medical device research and development intangible asset	14,650	—	—
Marketing and advertising	281	18	231
Depreciation and amortization	254	12	149
Total operating expenses	83,716	19,477	16,081

Investment gains (losses):
Net unrealized gain (loss) on digital assets, at fair value	9,888	(10,133)	—
Net unrealized gain on investments in preferred equity, at fair value	3,361	—	—
Other investment loss	(1,304)	—	—
Other derivative loss	—	(14,731)	—
Total investment gains (losses)	11,945	(24,864)	—

Net operating loss	(63,374)	(44,086)	(11,859)

Other income (expense):
Other income	2,489	68	586
Interest expense on long-term notes payable, at fair value	(282)	—	—
Change in fair value on long-term notes payable, at fair value	(2,464)	—	—
Loss on extinguishment of debt	(8,431)	—	—
Loss on change in fair value of bitcoin held as collateral under Coinbase Loan	(2,594)	—	—
Goodwill and intangible asset impairment	—	(140,785)	—
Transaction costs	(6,525)	(7,484)	(15,717)
Bargain purchase gain	66,704	—	—
Total other income (expense)	48,897	(148,201)	(15,131)

Net loss before income taxes	(14,477)	(192,287)	(26,990)
Income tax benefit (expense)	—	—	—
Net loss	$(14,477)	$(192,287)	$(26,990)
Dividends on preferred stock	(73,894)	—	—
Net loss attributable to common stockholders	$(88,371)	$(192,287)	$(26,990)

Weighted average number of common shares outstanding:
Basic (1)	75,429,254	43,617,459	2,299,243
Diluted (1)	75,429,254	43,617,459	2,299,243

Net loss per common share:
Basic (1)	$(1.17)	$(4.41)	$(11.74)
Diluted (1)	$(1.17)	$(4.41)	$(11.74)
(1) Basic and diluted earnings per common share for Class A and Class B common stock are the same.

Non-GAAP Financial Measures
This press release contains certain non-GAAP financial measures, consisting of non-GAAP adjusted net income (loss), non-
GAAP adjusted net income (loss) attributable to common stockholders and non-GAAP adjusted net income (loss) attributable to common stockholders per diluted common share. Non-GAAP financial measures are subject to material limitations as they are not measurements prepared in accordance with GAAP and are not a substitute for such measurements. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our consolidated financial statements, which have been prepared in accordance with GAAP. We rely primarily on such consolidated financial statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures as supplemental information. Reconciliations of reported GAAP historic measures to adjusted non-GAAP measures are included in the financial schedules contained in this press release.
Non-GAAP adjusted net income (loss)
Non-GAAP adjusted net income (loss), non-GAAP adjusted net income (loss) attributable to common stockholders, and the related non-GAAP adjusted net income (loss) per diluted common share excludes the impact of (i) share-based compensation expense, (ii) depreciation and amortization, (iii) change in fair value on long-term notes payable, at fair value, (iv) loss on extinguishment of debt, (v) loss on change in fair value of bitcoin held as collateral under Coinbase Loan, (vi) transaction costs,
(vii) bargain purchase gain, (viii) other investment gain (loss), (ix) other derivative loss, (x) impairment of medical device research and development intangible asset, and (xi) goodwill and intangible asset impairment. We believe these measures offer management and investors insight as they exclude significant non-cash and/or non-recurring items. The following provides GAAP measures of net loss, net loss attributable to common stockholders, and net loss per diluted common share and the details with respect to reconciling the line items to non-GAAP adjusted net income (loss), non-GAAP adjusted net income (loss) attributable to common stockholders, and non-GAAP adjusted net income (loss) per diluted common share (all amounts in thousands, other than share and per share information):

	Successor		Predecessor
	Three Months Ended September 30, 2026	Period From September 12, 2025 to September 30, 2025	Period From July 1, 2025 to September 11, 2025
Net income (loss)	$509,032	$(192,287)	$(14,366)
Share-based compensation expense	6,523	16,294	—
Depreciation and amortization	78	12	43
Other investment gain	(1,497)	—	—
Other derivative loss	—	14,731	—
Impairment of medical device research and development intangible asset	14,650	—	—
Goodwill and intangible asset impairment	—	140,785	—
Transaction costs	—	7,484	10,280
Non-GAAP adjusted net income (loss)	$528,786	$(12,981)	$(4,043)
Dividends on preferred stock	(34,231)	—	—
Non-GAAP adjusted net income (loss) attributable to common stockholders	$494,555	$(12,981)	$(4,043)

Weighted average number of diluted common shares outstanding	90,534,798	43,617,459	2,325,783
Net income (loss) per diluted common share	$5.24	$(4.41)	$(6.18)
Non-GAAP adjusted net income (loss) per diluted common share	$5.46	$(0.30)	$(1.74)

	Successor		Predecessor
	Nine Months Ended September 30, 2026	Period From September 12, 2025 to September 30, 2025	Period From January 1, 2025 to September 11, 2025
Net loss	$(14,477)	$(192,287)	$(26,990)
Share-based compensation expense	18,736	16,294	—

Depreciation and amortization	254	12	149
Other investment loss	1,304	—	—
Other derivative loss	—	14,731	—
Change in fair value on long-term notes payable, at fair value	2,464	—	—
Loss on extinguishment of debt	8,431	—	—
Loss on change in fair value of bitcoin held as collateral under Coinbase Loan	2,594	—	—
Impairment of medical device research and development intangible asset	14,650	—	—
Goodwill and intangible asset impairment	—	140,785	—
Transaction costs	6,525	7,484	15,717
Bargain purchase gain	(66,704)	—	—
Non-GAAP adjusted net loss	$(26,223)	$(12,981)	$(11,124)
Dividends on preferred stock	(73,894)	—	—
Non-GAAP adjusted net loss attributable to common stockholders	$(100,117)	$(12,981)	$(11,124)

Weighted average number of diluted common shares outstanding	75,429,254	43,617,459	2,299,243
Net loss per diluted common share	$(1.17)	$(4.41)	$(11.74)
Non-GAAP adjusted net loss per diluted common share	$(1.33)	$(0.30)	$(4.84)
Important Information About Other Metrics
Bitcoin Yield is a metric that represents the percentage change in bitcoin per share from the beginning of a period to the end of a period.
Bitcoin Gain per ADSO is a metric that represents, in SATs, the increase in the number of bitcoin held per assumed fully diluted share outstanding over the representative period. The metric is calculated multiplying the number of SATs at the beginning of the period by the Bitcoin Yield for such period, which is then divided by the number of assumed fully diluted shares outstanding at the beginning of such period.
Bitcoin $ Gain per ADSO is a metric that represents the dollar value of the Bitcoin Gain per ADSO calculated by multiplying the
Bitcoin Gain per ADSO by the market price of bitcoin at the end of the period. For determining Bitcoin $ Gain per ADSO, unless otherwise specified, the Company uses the current market price of bitcoin. For determining Bitcoin $ Gain for a past fiscal year or other past period, the Company uses the market price of bitcoin as of 4:00pm ET as reported on the Coinbase exchange on the last day of the applicable period. The Company uses these market prices of bitcoin for this calculation solely for the purpose of facilitating this illustrative calculation.
The Company uses Bitcoin Yield, Bitcoin Gain per ADSO and Bitcoin $ Gain per ADSO as metrics to help assess the performance of its strategy of acquiring bitcoin in a manner the Company believes is accretive to stockholders. The Company believes these metrics can supplement investors’ understanding of how the Company chooses to fund bitcoin purchases and the value created in a period by:
•in the case of Bitcoin Yield, measuring the percentage change in bitcoin per share from the beginning of a period to the end of a period, which helps investors assess how the Company’s achievement of its strategy of acquiring bitcoin in an accretive manner varies across periods;
•in the case of Bitcoin Gain per ADSO, hypothetically expressing the percentage change reflected in the Bitcoin Yield metric as if it reflected an increase in the amount of bitcoin held for each assumed diluted common share at the end of the applicable period as compared to the beginning of such period, which provides investors with visibility into the absolute change in the Company’s bitcoin holdings per common shareholder resulting from its Bitcoin Yield; and
•in the case of Bitcoin $ Gain, further expressing that change as an illustrative dollar value by multiplying that bitcoin-
denominated change by the market price of bitcoin at the end of the applicable period as described above.
When the Company uses these metrics, management takes into account the various limitations of these metrics, including that they do not take into account that our assets, including our bitcoin, are subject to (i) all of our existing and future liabilities, including our debt, and (ii) the preferential rights of our preferred stockholders to dividends and our assets in a liquidation, and that all such claims rank senior to those of our common equity; and
Bitcoin Yield, Bitcoin Gain per ADSO and Bitcoin $ Gain per ADSO are not, and should not be understood as, financial performance, valuation or liquidity measures. Specifically:

•Bitcoin Yield is not equivalent to “yield” in the traditional financial context. It is not a measure of the return on investment the Company’s stockholders may have achieved historically or can achieve in the future by purchasing stock of the Company, or a measure of income generated by the Company’s operations or its bitcoin holdings, return on investment on its bitcoin holdings, or any other similar financial measure of the performance of its business or assets.
•Bitcoin Gain per ADSO and Bitcoin $ Gain per ADSO are not equivalent to “gain” in the traditional financial context.
They also are not measures of the return on investment the Company’s stockholders may have achieved historically or can achieve in the future by purchasing stock of the Company, or measures of income generated by the Company’s operations or its bitcoin holdings, return on investment on its bitcoin holdings, or any other similar financial measure of the performance of its business or assets. It should also be understood that Bitcoin $ Gain does not represent a fair value gain of the Company’s bitcoin holdings, and Bitcoin $ Gain may be positive during periods when the Company has incurred fair value losses on its bitcoin holdings.
The trading price of the Company’s Class A common stock is informed by numerous factors in addition to Company’s bitcoin holdings and its actual or potential shares of Class A common stock outstanding, and as a result, the trading price of the
Company’s securities can deviate significantly from the market value of the Company’s bitcoin, and none of Bitcoin Yield,
Bitcoin Gain per ADSO or Bitcoin $ Gain per ADSO are indicative or predictive of the trading price of the Company’s securities.
Investors should rely on the financial statements and other disclosures contained in the Company’s SEC filings. In particular, the
Company has adopted Accounting Standards Update No. 2023-08, Intangibles-Goodwill and Other-Crypto Assets (Subtopic
350-60): Accounting for and Disclosure of Crypto Assets (“ASU 2023-08”), which requires that the Company measure its bitcoin at fair value in its statement of financial position as of the end of a reported period, and recognize gains losses from changes in the fair value in net income (loss) for the reported period. As a result, we may incur unrealized gain or loss on digital assets based on changes in the market price of bitcoin during a period, which would not be reflected in Bitcoin Yield, Bitcoin Gain per ADSO or
Bitcoin $ Gain per ADSO.
As noted above, these metrics are narrow in their purpose and are used by management to assist it in assessing whether the
Company is raising and deploying capital in a manner accretive to stockholders solely as it pertains to its bitcoin holdings.
In calculating these metrics, the Company does not consider the source of capital used for the acquisition of its bitcoin. When the
Company purchases bitcoin using proceeds from offerings of redeemable preferred stock, such transactions have the effect of increasing the Bitcoin Yield, Bitcoin Gain per ADSO and Bitcoin $ Gain per ADSO, while also increasing the Company’s senior claims of holders of instruments other than Class A common stock with respect to dividends and to the Company’s assets, including its bitcoin, in a manner that is not reflected in these metrics.
In addition, we are required to pay dividends with respect to our perpetual preferred stock in perpetuity. The Company has historically not paid any dividends on its shares of Class A common stock, and by presenting these metrics the Company makes no suggestion that it intends to do so in the future. Ownership of the Company’s securities, including its Class A common stock and preferred stock, does not represent an ownership interest in, or a redemption right with respect to, the bitcoin the Company holds.
The Company’s ability to achieve positive Bitcoin Yield, Bitcoin Gain per ADSO, or Bitcoin $ Gain per ADSO may depend on a variety of factors, including factors outside of its control, such as the price of bitcoin, and the availability of debt and equity financing on favorable terms. Past performance is not indicative of future results.
These metrics are merely supplements, not substitutes to the financial statements and other disclosures contained in the
Company’s SEC filings. They should be used only by sophisticated investors who understand their limited purpose and many limitations.
About Strive
Strive is a structured finance company and institutional asset manager focused on disciplined capital allocation and long-term value creation. We have strategically adopted bitcoin as our hurdle rate for capital deployment because of our fiduciary duty to maximize long-term value for stockholders and compound purchasing power over time.
Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, manages over $2.9 billion in assets. Learn more at strive.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive and its subsidiaries,

the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the "merger transaction"), including the expected impact of the merger transaction on Strive’s future financial performance and the ability to successfully integrate the combined businesses, and Strive’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,”
“anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,”
“potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,”
“opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its respective management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:
•the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;
•the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with
Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;
•the diversion of management’s attention from ongoing business operations and opportunities;
•dilution caused by Strive’s issuance of additional shares of its Class A common stock, SATA Stock, or SATS Stock;
•potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction;
•other factors that may affect future results of Strive or the future trading performance of its Class A common stock,
SATA Stock, or SATS Stock.
These factors are not necessarily all of the factors that could cause Strive’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s results.
Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of
Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements.
Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2025 and other documents subsequently filed by Strive with the SEC.
The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.
Strive Media Contact:
media@strive.com
Investor Contact:
ir@strive.com
Source: Strive, Inc.